POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Janey Ahn, Benjamin Archibald, Eugene Drozdetski, Laura Ingle, Gladys Chang, Charles Park, Tricia Meyer and Howard Surloff of BlackRock, Inc., and Kenneth Burdon, Kiersten Zaza, Raymond Ling, and Tom DeCapo of Skadden, Arps, Slate, Meagher & Flom LLP as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act alone and without the other, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all statements on Form ID (including, but not limited to, obtaining the Central Index Key ("CIK") and the CIK confirmation code ("CCC") from the Securities and Exchange Commission), Form 3, Form 4 and Form 5 and any successor forms adopted by the Securities and Exchange Commission, as may be required by the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules thereunder, and requisite documents in connection with such statements, respecting each BlackRock closed-end investment company listed on Annex A hereto and as may be formed from time to time. This power of attorney supersedes any previous versions of same, and shall be valid from the date hereof until revoked by the undersigned, and shall be automatically revoked with respect to any attorney in the event that such attorney is no longer affiliated with Skadden, Arps, Slate, Meagher & Flom LLP or BlackRock, Inc. or its affiliates (as the case may be).

IN WITNESS WHEREOF, the undersigned has executed this instrument as of April 29, 2016.

By:	/s/ Matthew Kraeger

Print:	Matthew Kraeger

Annex A

	TICKERS	FUND NAME/REGISTRANT
1.	BBN	BlackRock Taxable Municipal Bond Trust
2.	BJZ	BlackRock California Municipal 2018 Term Trust
3.	BFZ	BlackRock California Municipal Income Trust
4.	BHK	BlackRock Core Bond Trust
5.	HYT	BlackRock Corporate High Yield Fund, Inc.
6.	BTZ	BlackRock Credit Allocation Income Trust
7.	DSU	BlackRock Debt Strategies Fund, Inc.
8.	BHL	BlackRock Defined Opportunity Credit Trust
9.	BGR	BlackRock Energy and Resources Trust
10.	CII	BlackRock Enhanced Capital and Income Fund, Inc.
11.	BDJ	BlackRock Enhanced Equity Dividend Trust
12.	EGF	BlackRock Enhanced Government Fund, Inc.
13.	FRA	BlackRock Floating Rate Income Strategies Fund, Inc.
14.	BGT	BlackRock Floating Rate Income Trust
15.	BFO	BlackRock Florida Municipal 2020 Term Trust
16.	BOE	BlackRock Global Opportunities Equity Trust
17.	BME	BlackRock Health Sciences Trust
18.	BKT	BlackRock Income Trust, Inc.
19.	BGY	BlackRock International Growth and Income Trust
20.	BKN	BlackRock Investment Quality Municipal Trust, Inc.
21.	BLW	BlackRock Limited Duration Income Trust
22.	BTA	BlackRock Long-Term Municipal Advantage Trust
23.	BZM	BlackRock Maryland Municipal Bond Trust
24.	MHE	BlackRock Massachusetts Tax-Exempt Trust
25.	BIT	BlackRock Multi-Sector Income Trust
26.	MUI	BlackRock Muni Intermediate Duration Fund, Inc.
27.	MNE	BlackRock Muni New York Intermediate Duration Fund, Inc.
28.	MUA	BlackRock MuniAssets Fund, Inc.
29.	BPK	BlackRock Municipal 2018 Term Trust
30.	BKK	BlackRock Municipal 2020 Term Trust
31.	BIE	BlackRock Municipal Bond Investment Trust
32.	BBK	BlackRock Municipal Bond Trust
33.	BAF	BlackRock Municipal Income Investment Quality Trust
34.	BBF	BlackRock Municipal Income Investment Trust
35.	BYM	BlackRock Municipal Income Quality Trust
36.	BFK	BlackRock Municipal Income Trust
37.	BLE	BlackRock Municipal Income Trust II
38.	BTT	BlackRock Municipal 2030 Target Term Trust
39.	MEN	BlackRock MuniEnhanced Fund, Inc.
40.	MUC	BlackRock MuniHoldings California Quality Fund, Inc.
41.	MUH	BlackRock MuniHoldings Fund II, Inc.
42.	MHD	BlackRock MuniHoldings Fund, Inc.
43.	MFL	BlackRock MuniHoldings Investment Quality Fund
44.	MUJ	BlackRock MuniHoldings New Jersey Quality Fund, Inc.
45.	MHN	BlackRock MuniHoldings New York Quality Fund, Inc.
46.	MUE	BlackRock MuniHoldings Quality Fund II, Inc.
47.	MUS	BlackRock MuniHoldings Quality Fund, Inc.
48.	MVT	BlackRock MuniVest Fund II, Inc.
49.	MVF	BlackRock MuniVest Fund, Inc.

	TICKERS	FUND NAME/REGISTRANT
50.	MZA	BlackRock MuniYield Arizona Fund, Inc.
51.	MYC	BlackRock MuniYield California Fund, Inc.
52.	MCA	BlackRock MuniYield California Quality Fund, Inc.
53.	MYD	BlackRock MuniYield Fund, Inc.
54.	MYF	BlackRock MuniYield Investment Fund
55.	MFT	BlackRock MuniYield Investment Quality Fund
56.	MIY	BlackRock MuniYield Michigan Quality Fund, Inc.
57.	MYJ	BlackRock MuniYield New Jersey Fund, Inc.
58.	MYN	BlackRock MuniYield New York Quality Fund, Inc.
59.	MPA	BlackRock MuniYield Pennsylvania Quality Fund
60.	MQT	BlackRock MuniYield Quality Fund II, Inc.
61.	MYI	BlackRock MuniYield Quality Fund III, Inc.
62.	MQY	BlackRock MuniYield Quality Fund, Inc.
63.	BLJ	BlackRock New Jersey Municipal Bond Trust
64.	BNJ	BlackRock New Jersey Municipal Income Trust
65.	BLH	BlackRock New York Municipal 2018 Term Trust
66.	BQH	BlackRock New York Municipal Bond Trust
67.	BSE	BlackRock New York Municipal Income Quality Trust
68.	BNY	BlackRock New York Municipal Income Trust
69.	BFY	BlackRock New York Municipal Income Trust II
70.	BPP	BlackRock Preferred Partners LLC
71.	BCX	BlackRock Resources & Commodities Strategy Trust
72.	BST	BlackRock Science and Technology Trust
73.	BUI	BlackRock Utility and Infrastructure Trust
74.	BHV	BlackRock Virginia Municipal Bond Trust
75.	BSD	The BlackRock Strategic Municipal Trust